UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                   FORM 8-K/A
                                (Amendment No. 2)


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 16, 2002




                       TELEMAX GLOBAL COMMUNICATIONS, INC.
                  (Formerly known as Organik Technologies, Inc.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)




           Washington                     0-26351              81-0440517
-------------------------------  ------------------------ --------------------
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
incorporation                                             Identification Number)


                             736 Dundas Street East
                        Toronto, Ontario, Canada M5A 2C3
                    (Address of principal executive offices)


                                 (416) 703-0334
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

This Form 8-K/A is filed to submit the financial statements and pro forma financial information for the business acquired pursuant to the acquisition reported on the Form 8-K previously filed on February 25, 2002.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of business acquired.

        The audited financial statements of Telemax Communications, Inc. and Parsecom, Inc. for the fiscal year ended June 30, 2001. Also enclosed are the unaudited financial statements for Telemax Global Communications, Inc., an Ontario corporation, Telemax Communications, Inc. and Parsecom, Inc. for the period ended December 31, 2001. All three companies are Canadian, and the financial statements included are presented in Canadian currency and in accordance with Canadian Generally Accepted Accounting Principles.

        In addition, schedules are included reconciling the financial statements of these entities from Canadian currency and Canadian Generally Accepted Accounting Principles to US currency and US Generally Accepted Accounting Principles.

(b)     Pro Forma Financial Information

        Telemax Global Communications, Inc. (Organik Technologies, Inc.) amended Proforma combining financial statements as of June 30, 2001 and December 31, 2001 are filed herewith.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            TELEMAX GLOBAL COMMUNICATIONS, INC.


Dated:  May 28, 2002        /s/ Evan Karras
                            ----------------------------------------------------
                            Evan Karras, President
                            (Authorized Officer and Principal Financial Officer)

                           TELEMAX COMMUNICATIONS INC.

                              FINANCIAL STATEMENTS

                                  JUNE 30, 2001

























                                                                           1-i.

                           TELEMAX COMMUNICATIONS INC.

                                  JUNE 30, 2001

                                    CONTENTS











                                                                 Page
                                                                 ----

AUDITORS' REPORT                                                  1

FINANCIAL STATEMENTS

Balance Sheet                                                     2

Statement of Income and (Deficit)                                 3

Statement of Cash Flows                                           4

Notes to Financial Statements                                    5-9























                                                                           1-ii.

                                                           [GRAPHIC OMITTED]
                                          QUICK, GREENSPAN
                                          ----------------------------------
                                                      & RADVANY LLP
                                          CHARTERED ACCOUNTANTS
TERENCE O. ANDERSON, CA
RETIRED/COUNSEL                              90 EGLINTON AVENUE EAST, SUITE 610
DAVID F. QUICK, B.Sc., CA                              TORONTO, ONTARIO M4P 2Y3
JERROLD P. GREENSPAN B.Comm, CA                        TELEPHONE (416) 487-2000
CLARA M. RADVANY C.M.A. CA                             FACSIMILE (416) 487-5225
R. CHARLES FURNIVALL CA                                TOLL FREE 1-800 387-9282
                                                       www.quick-greenspan.com

                                AUDITORS' REPORT

Stockholders and Board of Directors
Telemax Communications Inc.:

We have audited the accompanying balance sheet of Telemax Communications Inc. as of June 30, 2001, and the statements of income and (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, these financial statements referred to above present fairly, in all material respects, the financial position of Telemax Communications Inc. as of June 30, 2001, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                              /s/ Quick, Greenspan & Radvany LLP
TORONTO, Ontario
September 26, 2001
                                                          CHARTERED ACCOUNTANTS










                                                                           1-1.

                           TELEMAX COMMUNICATIONS INC.

                                  BALANCE SHEET
                               AS AT JUNE 30, 2001

                                     ASSETS
                                                         2001           2000
                                                         ----           ----
CURRENT
  Cash and cash equivalents (Note 3(a))             $     77,170   $          -
  Short-term investments (Note 3(b))                     450,000              -
  Accounts receivable  (Note 3(c))                     1,208,947        554,639
  Inventory (Note 3(d))                                   24,600         72,376
  Prepaid expenses                                       324,927         35,000
  Amounts due from parent company (Note 4)             3,750,000              -
                                                    ------------   ------------
                                                       5,835,644        662,015

FIXED ASSETS (Note 5)                                    189,768        192,070
                                                    ------------   ------------
                                                    $  6,025,412   $    854,085
                                                    ============   ============
                                   LIABILITIES
CURRENT
  Bank indebtedness                                 $          -   $     75,396
  Bank loans payable (Note 6)                            450,000        295,000
  Accounts payable (Note 2)                            1,592,474        813,482
  Accrued liabilities                                      7,499              -
  Deferred revenue                                       190,494              -
  Current portion of capital lease obligations (Note7)    18,574         18,574
  Current portion of loans payable (Note 8)              104,156         50,000
                                                    ------------   ------------
                                                       2,363,197      1,252,452

CAPITAL LEASE OBLIGATIONS (Note 7)                        25,301         42,176

LOANS PAYABLE (Note 8)                                   166,680         14,753

DIRECTORS' LOANS (Note 9)                              1,471,606        807,617
                                                    ------------   ------------
                                                       4,026,784      2,116,998
                                                    ------------   ------------
                        STOCKHOLDERS' EQUITY (DEFICIENCY)

CAPITAL STOCK (Note 10)                                4,001,000          1,000

DEFICIT                                               (2,002,372)    (1,263,913)
                                                    ------------   ------------
                                                       1,998,628     (1,262,913)
                                                    ------------   ------------
                                                    $  6,025,412   $    854,085
                                                    ============   ============
APPROVED ON BEHALF OF THE BOARD:

_________________________ Director       ____________________________ Director

                             SEE ACCOMPANYING NOTES
                                                                            1-2.

                          TELEMAX COMMUNICATIONS INC.

                        STATEMENT OF INCOME AND (DEFICIT)
                        FOR THE YEAR ENDED JUNE 30, 2001

                                                   2001             2000
                                                   ----             ----

SALES                                          $ 12,152,410    $   9,541,716

COST OF SALES (Note 2)                           10,815,015        8,284,597
                                               ------------    -------------
GROSS PROFIT                                      1,337,395        1,257,119

EXPENSES
    Salaries and benefits                           641,246          465,944
    Bad debts                                       226,491           17,122
    Sales commissions                               221,588          280,964
    Research and development                        206,841          447,602
    General and administrative                      164,689          107,532
    Legal and accounting                            112,669           15,054
    Rent                                             85,382          118,150
    Automotive expenses                              78,216           46,256
    Interest and bank charges                        77,548           56,399
    Depreciation                                     58,183           33,525
    Telephone                                        55,753           38,531
    Advertising and promotion                        48,794           66,318
    Penalties and interest                           40,830                -
    Consulting fees                                  23,354           54,932
    Repairs and maintenance                          11,568            3,104
    Travel                                           10,872           21,903
    Equipment rental                                  7,664           33,193
    Foreign exchange loss                             4,446           32,372
    Insurance                                         1,632            3,449
                                               ------------    -------------
                                                  2,077,766        1,842,350
                                               ------------    -------------
LOSS FROM OPERATIONS                               (740,371)        (585,231)

OTHER INCOME
    Other income                                      1,912           17,516
                                               ------------    -------------
NET LOSS                                           (738,459)        (567,715)

DEFICIT, beginning of year                       (1,263,913)        (696,198)
                                               ------------    -------------
DEFICIT,  end of year                          $ (2,002,372)   $  (1,263,913)
                                               ============    =============






                             SEE ACCOMPANYING NOTES
                                                                            1-3.

                           TELEMAX COMMUNICATIONS INC.

                             STATEMENT OF CASH FLOWS
                        FOR THE YEAR ENDED JUNE 30, 2001

                                                         2001           2000
                                                         ----           ----
CASH FLOWS FROM OPERATING ACTIVITIES
 Net loss                                             $  (788,459)  $  (567,715)
 Adjustments to reconcile net income to net
     cash provided by operating activities:
     Depreciation                                          58,183        33,525
                                                      -----------   -----------
 Cash flow (used in) operations                          (730,276)     (534,190)
 CHANGE IN ASSETS AND LIABILITIES:
     (Increase ) decrease in short-term investments      (450,000)      150,000
     (Increase) in accounts receivable                   (654,308)     (278,071)
     Decrease (increase) in inventories                    47,776       (51,276)
     (Increase) decrease in prepaid expenses             (289,927)       10,000
     Increase in accounts payable                         828,992       179,222
     Increase (decrease) in  accrued liabilities            7,500       (77,402)
     Decrease in deferred revenue                         190,494             -
     Increase in current portion of long-term
         loans payable                                     54,156             -
     Increase in current portion of capital
         lease obligations                                      -        18,574
                                                      -----------   -----------
Net cash provided by operating activities                (995,593)     (583,143)
                                                      -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES
    Increase in share capital                             250,000             -
    Increase in bank loans                                155,000       295,000
    Increase in long-term loans payable,
        less current portion                              166,680             -
    Repayment of long-term loans payable                  (14,753)     (185,247)
    Increase in capital lease obligations,
        less current portion                                    -        42,176
    (Repayment) of capital lease obligations              (16,875)            -
    Increase in directors' loans                          663,989       380,717
                                                      -----------   -----------
Net cash provided by financing activities               1,204,041       532,646
                                                      -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES
    Capital expenditures                                  (55,882)     (140,634)
                                                      -----------   -----------
Net cash used in investing activities                     (55,882)     (140,634)
                                                      -----------   -----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      152,566      (191,131)

NET CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR          (75,396)      115,735
                                                      -----------   -----------
NET CASH AND CASH EQUIVALENTS, END OF YEAR            $    77,170   $   (75,396)
                                                      ===========   ===========



                             SEE ACCOMPANYING NOTES
                                                                            1-4.

                           TELEMAX COMMUNICATIONS INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2001
1.  ORGANIZATION

        The Company was incorporated under the laws of the province of Ontario on May 12, 1997. It manufactures and is a distributor of prepaid telephone cards operating under the trade name Telemax Communications Inc.

2.  GOING CONCERN

        Comtel Communications Inc. (formerly Symphony Telecom Inc.), the Company's parent company, owes the Company $3,750,000 at June 30, 2001, which is the balance of a $4,000,000 promissory note issued on July 31, 2000 in exchange for common shares. Comtel Communications Inc. has not met its payments under the terms of the promissory note, and is unlikely to meet its obligations to the Company. Negotiations are continuing, which may result in the Company acquiring its shares issued to Comtel Communications Inc.

        In November 2000 the Company changed its relationship with its primary service provider from a joint venture partnership to one of customer/supplier. The Company has identified errors in billings from its primary service provider in the period from July through September 2001, by analyzing Call Detail Reports supplied by its service provider. Because Call Detail Reports have not been made available for the period November 2000 through June 2001, management is not able to quantify the amount of over-billings in this period. However, based upon its current studies and discussions with its primary service provider, management has estimated that over-billings booked to cost of sales approximates $1,800,000. As the final amount has to be negotiated with its service provider, management has reduced cost of sales and trade accounts payable by $1,200,000. Management further believes that, together with its primary service provider, it now controls its telephone services costs, so that gross margins will be restored, and the Company's operations should generate a positive cash flow.

        As a result of failure of Comtel Communications Inc. to meet its obligations under the promissory note, the Company was unable to implement its strategic plan which was designed to expand its sales and marketing activities, implement a switching facility to reduce cost of carrier and service bureau, diversify its product line, improve its profit margin and stabilize its sales. Futhermore, projects undertaken and started, assuming availability of funds, to implement its strategic plan such as hiring sales staff, negotiating with carriers, purchasing switch, signing lease agreement for a switching facility had to be cancelled or reversed. These resulted in a major loss and drain in the capital available to the Company to service its operation. As a result, the Company was not able to meet its projected sales and profit estimates.

        The Company has taken action to pursue other sources of capital such as additional equity financing, debt financing or make arrangements with its primary service provider to allow time for operations to recover. The financial statements do not include any adjustments that might result from the outcome of this going concern uncertainty. Management's

                                                                            1-5.

                           TELEMAX COMMUNICATIONS INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2001

        plans over the next twelve-month period are to vigorously control its telephone services costs/gross margins, and further develop its revenue growth through strategic alliances.

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        These financial statements have been prepared in accordance with generally accepted accounting principles in Canada. Outlined below are those policies considered particularly significant for the Company.

    (a) Cash and cash equivalents

        For purposes of the statement of cash flows, cash and cash equivalents consist of money market funds and demand deposits in banks, purchased with a maturity of three months or less. The Company has no such items at June 30, 2001 and June 30, 2000.

    (b) Short-term investments

        The Company holds guaranteed investment certificates, with interest at 5.0% and maturing in December 2001, as security for letters of credit issued to its primary service provider. In August 2001, the primary service provider presented $250,000 of letters of credit for payment.

    (c) Accounts receivable.

        The Company sells prepaid phonecards both wholesale and retail. Deposits received from new wholesale accounts substantially protected the Company from bad debts, therefore no provision was considered necessary in prior years. As the Company continues to grow, it now considers it necessary to provide for bad debts. Accordingly, a provision of $237,382 has been charged to income in the year ended June 30, 2001.

    (d) Inventory

        Inventory of activated and unactivated prepaid telephone cards is valued at the lower of cost and market.

    (e) Fair value of financial instruments

        The Company estimates that the fair value of all financial instruments at June 30, 2001 and June 30, 2000 does not differ materially from the aggregate carrying values of its financial instruments recorded in the balance sheet. The estimated fair value of amounts of receivables, accounts payable and accrued liabilities approximate fair value due to their short-term nature. Considerable judgement is necessarily required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

    (d) Fixed Assets

        Fixed assets are recorded at cost.  Expenditures for normal  maintenance

                                                                            1-6.

                           TELEMAX COMMUNICATIONS INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2001

        and repairs are charged to expense as incurred. Depreciation is provided annually at rates calculated to write-off the assets over the estimated useful lives of the related assets. The basis of calculations has been adjusted to reflect those reported in the parent company, and such changes have no material difference to accumulated depreciation. Depreciation expense was $58,183 for the year ended June 30, 2001 and $33,525 for the year ended June 30, 2000.

        Computer hardware        - 13 years     30%per annum on reducing balance
        Computer software        -  5 years     20%per annum on straight line
        Furniture and fixtures - 20 years 20%per annum on reducing balance Office equipment under
            capital lease        - 20 years     20%per annum on reducing balance
        Telephone equipment      - 16 years     25%per annum on reducing balance

    (e) Income taxes

        The Company has filed corporate federal and provincial income tax returns through April 30, 2001, and has net operating loss carryforwards of $1,862,741available to offset financial statement or tax return taxable income in future periods:

                        Year         Loss          Expires
                        ----         ----          -------
                        2001      $  909,819         2008
                        2000      $  621,244         2007
                        1999      $  163,923         2006
                        1998      $  167,755         2005

    (f) Use of estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

    (g) Reclassifications

        Certain amounts in the accompanying financial statements have been reclassified to better reflect the Company's operations, in the opinion of management. These reclassifications have been reflected in all amounts shown in the accompanying financial statements.

4.  AMOUNTS DUE FROM PARENT COMPANY

        Comtel Communications Inc., formerly Symphony Telecom Inc., parent company with 61.5% interest, owes the Company $3,750,000 under a promissory note dated July 31, 2000, which was issued as consideration for 307,500 common shares issued from treasury. Comtel Communications Inc. is delinquent in its payments under the promissory note, and there is no indication that payment will be made, see Going Concern - Note 2, and Capital Stock - Note 10.


                                                                            1-7.

                           TELEMAX COMMUNICATIONS INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2001

5.  FIXED ASSETS
                                             Accumulated     Net         Net
                                     Cost   Depreciation     2001        2000
                                     ----   ------------     ----        ----
         Computer Hardware      $  140,006  $     44,328  $  95,678  $   77,635
         Computer Software          28,576        28,219        357       2,116
         Furniture and Fixtures     11,957         4,276      7,681       8,763
         Equipment under
             Capital Lease          67,500        18,900     48,600      60,750
         Telephone Equipment        54,261        16,809     37,452      42,806
                                ----------  ------------  ---------  ----------
                                $  302,300  $    112,532  $ 189,768  $  192,070
                                ==========  ============  =========  ==========

6.  BANK LOANS PAYABLE

        The Company's bankers have provided the Company with a line of credit facility of $450,000 (2000 - $300,000), with interest at the bank's prime plus 1.25% on the first $230,000 and 1.55% on the balance, secured by a general security agreement over the Company's assets.


7.  CAPITAL LEASE OBLIGATIONS

        The Company has leased office equipment for a 5 year-term maturing October 27, 2004 and repayable quarterly at $4,644 plus interest at 6%. The Company has the option to buy the equipment after 20 months, June 28, 2001, for 48% of purchase price, $34,992. The option to buy has not been exercised.


8.  LOANS PAYABLE
                                                            2001         2000
                                                            ----         ----
         The Company was provided with a Small
         Business Loan by its bankers in the amount      $  20,836    $  64,753
         of $250,000, with interest at bank's prime plus 2.5%, which is secured by capital assets.
         Repayment is $4,167 monthly, maturing
         September 30, 2001.

         The Business Development Bank of Canada           250,000            -
         advanced the Company $250,000 in the year to purchase telephone equipment. The loan is at the bank's floating rate plus 2.0% and secured by telephone equipment totaling $488,000.
         Principal repayment of the loan is scheduled as

                                                                            1-8.

                           TELEMAX COMMUNICATIONS INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2001

         one payment of $6,925 on July 31, 2001, plus 35
         equal monthly payments of $6,945 plus interest
         on the outstanding balance. The balance of the
         telephone equipments' purchase price $238,000 is
         being contributed from working capital.         ---------    ---------
         Total loans payable                               270,836       64,753
         Less: current portion due within one year         104,156       50,000
                                                         ---------    ---------
                                                         $ 166,680    $  14,753
                                                         =========    =========

9.  DIRECTORS' LOANS

        Directors have advanced non-interest bearing loans of $1,471,606 (2000 - $807,617), which are without terms of repayment, and therefore are reported as long-term. Of these loans from directors $500,000 is postponed to bank loans.

10. CAPITAL STOCK

        Authorized
        Unlimited number of no par value common shares
        Unlimited number of no par value Class "A" shares

        Stated Capital
                                            2001              2000
                                            ----              ----
        1,000,000 common shares        $   4,001,000    $        1,000
                                       =============    ==============


        On July 31, 2001 the Company increased its issued share capital to 1,000,000 common shares by issuing 999,000 common shares from treasury, of which 691,500 common shares were issued to existing shareholders and 307,500 common shares were issued to Comtel Comunications Inc. in exchange for a promissory note in amount of $4,000,000. The issuance of these shares to Comtel Communications Inc. together with sales of 307,500 common shares from existing shareholders in exchange for cash and shares of Comtel Communications Inc. gave Comtel Communications Inc. 61.5% interest and control. However as noted above, payments under the promissory note are in default, which has resulted in negotiations between shareholders to resolve share ownership.












                                                                            1-9.

                                  PARSECOM INC.
                                  -------------

                              FINANCIAL STATEMENTS
                              --------------------

                                  JUNE 30, 2001
                                  -------------





























                                                                            2-1.

______________________
______________________
PARTRIDGE  o  SKRYPNYK
                   LLP
CHARTERED  ACCOUNTANTS




                                AUDITORS'REPORT

To the Shareholder of Parsecom Inc.:

     We have audited the balance sheet of Parsecom Inc. as at June 30, 2001 and the statements of retained earnings, loss and changes in financial position for the period then ended. These financial statements are the responsibility of the corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as ,evaluating the overall financial statement presentation.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2001 and the results of its operations and the changes in its financial position for the period then ended in accordance with generally accepted accounting principles.


                                  /S/ PARTRIDGE SKRYPNYK LLP

London, Ontario                   Chartered Accountants
May 1, 2002












               145 WHARNCLIFFE ROAD, S., LONDON, ONTARIO N6J 2K4
      TEL: (519) 672-3154  o  E-Mail: psc@wwdc.com  o  FAX: (519) 672-7983



                                                                            2-2.

                                                                   STATEMENT 1


                                  PARSECOM INC.
                                  -------------
                                  BALANCE SHEET
                                  -------------
                                  JUNE 30, 2001
                                  -------------

                                     ASSETS
                                     ------
Current:
    Cash                                                $        14,278
    Accounts receivable                                          53,557
                                                        ---------------
                                                                 67,835
                                                        ---------------
Capital assets (note 2, 3 and 4)                                408,045
                                                        ---------------
Investment in Logictel Inc. (note 4 and 6)                      372,400
                                                        ---------------
                                                        $       848,280
                                                        ===============
                         LIABILITIES AND OWNERS' EQUITY
Current:
    Accounts payable and accrued liabilities            $        43,455
                                                        ---------------

Shareholder's equity:
    Share capital (note 5)                                      811,465
    Retained earnings (statement 2)                              (6,640)
                                                        ---------------
                                                                804,825
                                                        ---------------
                                                        $       848,280
                                                        ===============



















                            (See accompanying notes)
                                                                            2-3.

                                                                    STATEMENT 2
                                  PARSECOM INC.
                                  -------------
                         STATEMENT OF RETAINED EARNINGS
                         ------------------------------
                   FROM DATE OF INCORPORATION TO JUNE 30, 2001
                   -------------------------------------------




Retained earnings, beginning of period                        $

Net loss for the period (statement 3)                               (6,640)
                                                              ------------

Retained earnings, end of period                              $     (6,640)
                                                              ============


































                            (See accompanying notes)




                                                                            2-4.

                                                                   STATEMENT 3

                                  PARSECOM INC.
                                  -------------
                                STATEMENT OF LOSS
                                -----------------
                   FROM DATE OF INCORPORATION TO JUNE 30, 2001
                   -------------------------------------------
Revenue:
    Sales                                                   $     38,161
    Other                                                         25,768
                                                            ------------
                                                                  63,929
                                                            ------------
Expenses:
    Amortization                                                  22,732
    Rent                                                          17,000
    Consulting fees                                                9,295
    Telephone                                                      7,034
    Utilities                                                      6,800
    Long distance carrier costs                                    4,538
    Office                                                         3,151
    Bank charges and interest                                         19
                                                            ------------
                                                                  70,569
                                                            ------------
Net loss for the period                                     $     (6,640)
                                                            ============




























                            (See accompanying notes)
                                                                            2-5.

                                                                   STATEMENT 4

                                  PARSECOM INC.
                                  -------------
                   STATEMENT OF CHANGES IN FINANCIAL POSITION
                   ------------------------------------------
                   FROM DATE OF INCORPORATION TO JUNE 30, 2001
                   -------------------------------------------




Operating activities:
    Net loss for the year (statement 3)                 $      (6,640)
    Add: Amortization                                          22,732
                                                        -------------
                                                               16,092
                                                        -------------
Changes in non-cash working capital balances:
        Accounts receivable                                   (53,557)
        Accounts payable                                       43,455
        Common shares                                         811,465
                                                        -------------

                                                              801,363
                                                        -------------
Investing activities:
        Purchase of capital assets                           (430,777)
        Investment in Logictel Inc.                          (372,400)
                                                        -------------

                                                             (803,177)
                                                        -------------
Increase (decrease) in cash during the year                    14,278

Cash,  beginning of year
                                                        -------------

Cash,  end of year                                      $      14,278
                                                        =============
















                            (See accompanying notes)
                                                                            2-6.

                                  PARSECOM INC.
                                  -------------
                        NOTES TO THE FINANCIAL STATEMENTS
                        ---------------------------------
                                  JUNE 30, 2001
                                  -------------

1. Incorporation
   -------------
        The company was incorporated October 31, 2000 and commenced active operations in May, 2001. During the period the company acquired certain assets of a local re-seller of long distance telecommunication services in consideration for outstanding technical support and services provided by the company. These financial statements reflect the company's transactions from date of incorporation to June 30, 2001.

2.  Significant accounting principles
    ---------------------------------
        The financial statements of the company have been prepared in accordance with generally accepted accounting principles. The following are those principles which are considered to be of particular significance:

    a)  Capital assets
        --------------
        Capital assets are recorded in the accounts at cost. They are amortized over their estimated useful life using the declining balance method at the following rates:

                Computer equipment                  3 year straight line
                Furniture and fixtures              20%
                Leasehold improvements              10 years straight line
                Computer software                   100%

    b)  Income taxes
        ------------
        The company records income taxes on a tax allocation basis. Under this method, the provision for income taxes is determined based on earnings calculated for financial statement purposes regardless of the fact that the actual payment of tax may be deferred to future periods as a result of allowable deductions which can be claimed for income tax purposes.

3.  Capital assets
    --------------
        The details of capital assets are as follows:
                                                        2001
                                   -------------------------------------------
                                                    Accumulated      Net Book
                                        Cost        Amortization      Value
                                        ----        ------------      -----
         Computer                   $   180,641     $   (10,035)  $   170,606
         Furniture and fixtures          65,000          (2,167)       62,833
         Leasehold improvements         135,507          (2,258)      133,249
         Computer software               49,629          (8,272)       41,357
                                    -----------    ------------   -----------
                                    $   430,777    $    (22,732)  $   408,045
                                    ===========    ============   ===========

                                                                            2-7.

4.  Transactions with sole shareholder
    ----------------------------------

        Capital assets
        --------------
          The capital assets of the company were acquired throughout the period by way of capital contributions from the shareholder of the company.

        Investment in Logictel Inc.
        ---------------------------
          Funds to acquire the company's 50% interest in Logictel Inc. were provided by a capital contribution by the shareholder of the company.

5.  Share capital
    -------------
        Authorized:
           Unlimited number of common shares Unlimited number of class A special shares Unlimited number of class B special shares Unlimited number of class C special shares

        Issued:

           100 common shares                                  $          100

           811,365 class A special shares                            811,365
                                                              --------------

                                                              $      811,465
                                                              ==============


6.  Investment in Logictel Inc.
    ---------------------------

          During the period the company acquired a 50% interest in Logictel Inc. a company which holds an internet service provider license in Sudan. The investment has been recorded at cost. Logictel Inc. is currently in the pre-operational stage awaiting progressive approvals of the technical build out plan by the National Telecommunications Authority of Sudan.

7.  Subsequent event
    ----------------
          On February 8, 2002 the company was acquired by Telemax Global Communications Inc.












                                                                            2-8.

                           TELEMAX COMMUNICATIONS INC.

                              FINANCIAL STATEMENTS
                                   (Unaudited)

                                DECEMBER 31, 2001


























                                                                            3-i.

                           TELEMAX COMMUNICATIONS INC.

                                DECEMBER 31, 2001

                                    CONTENTS






                                                             Page
                                                             ----

REVIEW ENGAGEMENT REPORT                                       1

FINANCIAL STATEMENTS

Balance Sheet                                                  2

Statement of Income and (Deficit)                              3

Statement of Cash Flows                                        4

Notes to Financial Statements                                 5-10

























                                                                           3-ii.

                                                           [GRAPHIC OMITTED]
                                          QUICK, GREENSPAN
                                          ----------------------------------
                                                      & RADVANY LLP
                                          CHARTERED ACCOUNTANTS
TERENCE O. ANDERSON, CA
RETIRED/COUNSEL                              90 EGLINTON AVENUE EAST, SUITE 610
DAVID F. QUICK, B.Sc., CA                              TORONTO, ONTARIO M4P 2Y3
JERROLD P. GREENSPAN B.Comm, CA                        TELEPHONE (416) 487-2000
CLARA M. RADVANY C.M.A. CA                             FACSIMILE (416) 487-5225
R. CHARLES FURNIVALL CA                                TOLL FREE 1-800 387-9282
                                                       www.quick-greenspan.com

REVIEW ENGAGEMENT REPORT



To the Directors of
Telemax Communications Inc.

We have reviewed the balance sheet of Telemax Communications Inc. as at December 31, 2001 and the statements of income, retained earnings and cash flows for the six-month period then ended. Our review was made in accordance with generally accepted standards for review engagements and accordingly consisted primarily of enquiry, analytical procedures and discussion related to information supplied to us by the Company.

A review does not constitute an audit and consequently we do not express an audit opinion on these financial statements.

Based on our review, nothing has come to our attention that causes us to believe that these financial statements are not, in all material respects, in accordance with generally accepted accounting principles.








                                              /s/ Quick, Greenspan & Radvany LLP
Toronto, Ontario
March 6, 2002
April 27, 2002                                           CHARTERED ACCOUNTANTS












                                                                            3-1.

                           TELEMAX COMMUNICATIONS INC.
                                  BALANCE SHEET
                             AS AT DECEMBER 31, 2001
                                     ASSETS
                                                  December 31,        June 30,
                                                      2001              2001
                                                      ----              ----
                                                  (Unaudited)        (Audited)
CURRENT
    Cash and cash equivalents (Note 3(a))           $     66,463  $     77,170
    Short-term investments                                     -       450,000
    Accounts receivable  (Note 3(b))                   2,219,598     1,208,947
    Inventory (Note 3(c))                                390,168        24,600
    Deposits and prepaid expenses                         15,000       324,927
    Advances to Telemax Global Communications Inc.        30,600             -
    Loan receivable                                            -     3,750,000
                                                    ------------  ------------
                                                       2,721,829     5,835,644

FIXED ASSETS (Note 4)                                    772,110       189,768
                                                    ------------  ------------
                                                    $  3,493,939  $  6,025,412
                                                    ============  ============
                                   LIABILITIES
CURRENT
    Bank loans payable (Note 5)                     $    205,000  $    450,000
    Accounts payable (Note 2)                          2,090,886     1,592,473
    Accrued liabilities                                   87,848         7,500
    Deferred revenue (Note 3(h))                         464,333       190,494
    Current portion of capital lease obligations (Note6)  50,114        18,574
    Current portion of loans payable (Note 7)             83,340       104,156
                                                    ------------  ------------
                                                       2,981,521     2,363,197

CAPITAL LEASE OBLIGATIONS (Note 6)                        44,319        25,301

LOANS PAYABLE (Note 7)                                   118,185       166,680

DIRECTORS' LOANS (Note 8)                              1,571,606     1,471,606
                                                    ------------  ------------
                                                       4,715,631     4,026,784

                        STOCKHOLDERS' EQUITY (DEFICIENCY)

CAPITAL STOCK (Note 9)                                   251,000     4,001,000

DEFICIT                                               (1,472,692)   (2,002,372)
                                                    ------------  ------------
                                                      (1,221,692)    1,998,628
                                                    ------------  ------------
                                                      $3,493,939    $6,025,412
                                                    ============  ============
APPROVED ON BEHALF OF THE BOARD:

___________________ Director      ____________________ Director

                       SUBJECT TO REVIEW ENGAGEMENT REPORT
                             SEE ACCOMPANYING NOTES
                                                                            3-2.

                           TELEMAX COMMUNICATIONS INC.

                        STATEMENT OF INCOME AND (DEFICIT)
        FOR THE THREE-MONTH AND SIX-MONTH PERIODS ENDED DECEMBER 31, 2001
                          AND YEAR ENDED JUNE 30, 2001

                                        Three months Six months      Year
                                            Ended       Ended        Ended
                                         December 31 December 31,   June 30,
                                            2001         2001         2001
                                            ----         ----         ----
                                        (Unaudited)   (Unaudited)   (Audited)

SALES                                  $  4,309,129  $  8,888,276  $ 12,152,410

COST OF SALES (Note 2)                    3,171,219     7,161,620    10,815,015
                                       ------------  ------------  ------------
GROSS PROFIT                              1,137,910     1,726,656     1,337,395

EXPENSES
  Administrative salaries and benefits      194,864       375,294       437,500
  Sales salaries and commissions            183,937       360,498       425,334
  General and administrative                 57,499        98,988       164,689
  Depreciation                               77,311        92,066        58,183
  Rent                                       32,835        56,835        85,382
  Automotive expenses                        26,989        50,945        78,216
  Legal and accounting                       38,179        70,685       112,669
  Interest and bank charges                  19,752        43,656        77,548
  Consulting fees                            10,323        18,233        23,354
  Research and development                   43,093        43,093       206,841
  Bad debts                                  24,550        24,650       226,491
  Telephone                                   8,323        22,750        55,753
  Advertising and promotion                   8,388        21,863        48,794
  Foreign exchange loss (gain)               (8,581)       12,913         4,446
  Repairs and maintenance                         -         5,749        11,568
  Travel                                      2,094         3,919        10,872
  Insurance                                       -         2,447         1,632
  Equipment rental                            1,600         1,600         7,664
  Penalties and interest                          -             -        40,830
                                       ------------  ------------  ------------
                                            721,156     1,306,184     2,077,766
                                       ------------  ------------  ------------
INCOME (LOSS) FROM OPERATIONS               416,754       420,472      (740,371)

OTHER INCOME
    Other income                            101,518       109,208         1,912
                                       ------------  ------------  ------------
NET INCOME (LOSS)                           518,272       529,680      (738,459)

DEFICIT,  beginning of period            (1,990,964)   (2,002,372)   (1,263,913)
                                       ------------  ------------  ------------
DEFICIT,  end of period               $  (1,472,692) $ (1,472,692) $ (2,002,372)
                                      =============  ============  ============

                       SUBJECT TO REVIEW ENGAGEMENT REPORT
                             SEE ACCOMPANYING NOTES
                                                                            3-3.

                           TELEMAX COMMUNICATIONS INC.
                             STATEMENT OF CASH FLOWS
                FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001
                          AND YEAR ENDED JUNE 30, 2001
                                                     Six months        Year
                                                       Ended          Ended
                                                    December 31,     June 30,
                                                       2001            2001
                                                       ----            ----
                                                    (Unaudited)     (Audited)
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                $    529,680    $   (738,459)
  Adjustments to reconcile net income to net
     cash provided by operating activities:
     Depreciation                                        92,066          58,183
     Assets revaluation                                 (94,200)              -
                                                   ------------    ------------
  Cash flow from (used in) operations                   527,546        (680,276)
  CHANGE IN ASSETS AND LIABILITIES:
    Decrease (increase) in marketable securities        450,000        (450,000)
    (Increase) in accounts receivable                (1,010,651)       (654,308)
    (Increase) decrease in inventories                 (365,568)         47,776
    Decrease (increase) in prepaid expenses             309,927        (289,927)
    (Increase)in advances to Telemax
                 Communications Inc.                    (30,600)              -
    Increase in accounts payable                        498,413         778,991
    Increase in accrued liabilities                      80,349           7,500
    Increase in deferred revenue                        273,839         190,494
    (Decrease) increase in current portion of
                 long-term loans payable                (20,816)         54,156
    Increase in current portion of capital
                 lease obligations                       31,540               -
                                                   ------------    ------------
Net cash provided by operating activities               743,979        (995,594)

CASH FLOWS FROM FINANCING ACTIVITIES
    (Decrease) increase in share capital                      -         250,000
    (Repayment) increase in bank lines of credit       (245,000)        155,000
    (Repayment) of bank loans                           (48,495)              -
    Repayment of long-term loans payable                      -         151,927
    Increase (decrease) in capital lease obligations,
                 less current portion                    19,018         (16,875)
    Increase in directors' loans                        100,000         663,989
                                                   ------------    ------------
Net cash provided by financing activities              (174,477)      1,204,041

CASH FLOWS FROM INVESTING ACTIVITIES
    Capital expenditures                               (580,209)        (55,882)
                                                   ------------    ------------
Net cash used in investing activities                  (580,209)        (55,882)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS    (10,707)        152,565

NET CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD       77,170         (75,395)
                                                   ------------    ------------
NET CASH AND CASH EQUIVALENTS, END OF PERIOD       $     66,463    $     77,170
                                                   ============    ============
                       SUBJECT TO REVIEW ENGAGEMENT REPORT
                             SEE ACCOMPANYING NOTES                         3-4.

                           TELEMAX COMMUNICATIONS INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                   (Unaudited)
                                DECEMBER 31, 2001

1.  ORGANIZATION

        The Company was incorporated under the laws of the province of Ontario on May 12, 1997. It manufactures and is a distributor of prepaid telephone cards operating under the trade name Telemax Communications Inc.

2.  GOING CONCERN AND MANAGEMENT PLAN

        In November 2000, the Company changed its relationship with its primary service provider from a joint venture partnership to one of customer/supplier. The Company has identified errors in billings from its primary service provider in the period from July through September 2001, by analyzing Call Detail Reports supplied by its service provider. Because Call Detail Reports have not been made available for the period November 2000 through June 2001, management is not able to quantify the amount of over-billings in this period. However, based upon its current studies and discussions with its primary service provider, management has estimated that over-billings booked to cost of sales for the year ended June 30, 2001 approximates $1,800,000. The final amount has to be negotiated with its service provider, therefore management has reduced cost of sales and trade accounts payable for the year ended June 30, 2001 by $1,250,000. As negotiations with its service provider is likely going to independent arbitration and the Company is still experiencing service billing problems, management has made reductions to cost of sales and accounts payable in the six-month period ended December 31, 2001 of 22%, $2,058,297. Further, management believes that it now controls its telephone services costs, so that gross margins are now restored, and the Company's operations should generate a positive cash flow.

        As a result of failure of the Company's former parent company, Comtel Communications Inc., to meet its obligations under its promissory note, the Company was unable to implement its strategic plan which was designed to expand its sales and marketing activities, implement a switching facility to reduce cost of carrier and service bureau, diversify its product line, improve its profit margin and stabilize its sales. Futhermore, projects undertaken and started, assuming availability of funds, to implement its strategic plan such as hiring sales staff, negotiating with carriers, purchasing switch, signing lease agreement for a switching facility had to be cancelled or reversed. These resulted in a major loss and drain in the capital available to the Company to service its operation. As a result, the Company was not able to meet its projected sales and profit estimates.

        Over the last six months, management has taken the following actions, which has improved profitability:





                                                                            3-5.

                          TELEMAX COMMUNICATIONS INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                   (Unaudited)
                                DECEMBER 31, 2001

              a) Access Cost Reduction: a new network has been implemented in September 2001, which reduces cost, by as much as 70%, of access to switch from major population centers. The average access cost has been reduced from $0.0240 to $0.0089, and in high volume areas, such as British Columbia, from $0.0380 to $0.0100. In the four-month period September to December 2001, the Company had a total of 67,672,000 access minutes from these population centers for a total cost of $717,820. The cost of this volume of access minutes prior to the implementation of the new network would have been $1,879,194 resulting in a net saving of $1,161,374, in the four-month period.

              b) Implementaion of VOIP (Voice Over Internet Protcol) Gateways: the Company has phased in its implementation of VOIP gateways to Argentina, Brazil, China, Iran and Mexico from September to December 31, 2001. Cost savings to these countries range from 4 cents to 8 cents per minute. The VOIP gateway to China was implemented first in September 2001, which has totalled 1,200,000 minutes in the four-month ended December 31, 2001 for a cost savings of $48,000. Cost savings to Mexico for the two- month period ended December 31, 2001 approximates $30,000. The full benefits of VOIP gateways will be reflected in bottom line improvements of ongoing operations.

              c) Better Program Management: management has put extensive effort on profit analysis of its programs, and has taken action to eliminate losses, and once losses are discovered, immediately increasing gross margins. Management now has procedures in place to ensure profitability of all its routes by daily monitoring of profit and loss to all destinations for all programs.

              d) Elimination of Errors: management has taken action to discover and eliminate any errors which may occur in program set up or carrier cost setting. This has been the major area where the Company paid significant large amount of carrier cost in the past.

        Apart from the foregoing, management has taken action to pursue other sources of capital such as additional equity financing, debt financing or make arrangements with its primary service provider to allow time for operations to recover. The financial statements do not include any adjustments that might result from the outcome of this going concern uncertainty. Management's plans over the next twelve-month period are to vigorously control its telephone services costs/gross margins, and further develop its revenue growth through strategic alliances.


3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        These financial statements have been prepared in accordance with generally accepted accounting principles in Canada. Outlined below are those policies considered particularly significant for the Company.



                                                                            3-6.

                          TELEMAX COMMUNICATIONS INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                   (Unaudited)
                                DECEMBER 31, 2001

    (a) Cash and cash equivalents

        For purposes of the statement of cash flows, cash and cash equivalents consist of money market funds and demand deposits in banks, purchased with a maturity of three months or less. The Company has no such items at December 31, 2001 and June 30, 2001.

    (b) Accounts receivable.

        The Company sells prepaid phonecards both wholesale and retail. Deposits received from new wholesale accounts substantially protected the Company from bad debts, therefore no provision was considered necessary in prior years. As the Company continues to grow, it now considers it necessary to provide for bad debts. Provisions for bad debts are $250,361 at December 31, 2001 and $237,382 at June 30, 2001.

    (c) Inventory

        Inventory of activated and unactivated prepaid telephone cards is valued at the lower of cost and market.

    (d) Fair value of financial instruments

        The Company estimates that the fair value of all financial instruments at December 31, 2001 and June 30, 2001 does not differ materially from the aggregate carrying values of its financial instruments recorded in the balance sheet. The estimated fair value of amounts of receivables, accounts payable and accrued liabilities approximate fair value due to their short-term nature. Considerable judgement is necessarily required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

    (f) Fixed Assets

        Fixed assets are recorded at cost. Expenditures for normal maintenance and repairs are charged to expense as incurred. Depreciation is provided annually at rates calculated to write-off the assets over the estimated useful lives of the related assets. The basis of calculations has been adjusted to reflect those reported in the parent company and such changes have no material difference to accumulated depreciation. Depreciation expense was $92,066 for the six-month period ended December 31, 2001 and $58,183 for the year ended June 30, 2001.

        Computer hardware           - 13 years 30%per annum on reducing  balance
        Computer software           -  5 years 20%per annum on straight line
        Furniture and fixtures - 20 years 20%per annum on reducing balance Office equipment under
            capital lease           - 20 years  20%per annum on reducing balance
        Telephone equipment,
            switches and gateways   - 16 years  25%per annum on reducing balance

                                                                            3-7.

                           TELEMAX COMMUNICATIONS INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                   (Unaudited)
                                DECEMBER 31, 2001

    (g) Income taxes

        The Company has filed corporate federal and provincial income tax returns through April 30, 2001, and has net operating loss carryforwards of $1,862,741available to offset financial statement or tax return taxable income in future periods:

                        Year            Loss           Expires
                        ----            ----           -------
                        2001         $  909,819         2008
                        2000         $  621,244         2007
                        1999         $  163,923         2006
                        1998         $  167,755         2005

    (h) Deferred revenue

        The Company has estimated the amount of revenue it has collected from prepaid phonecards that relates to use of telephone services after December 31, 2001 is $464,333, and the estimated amount collected at June 30, 2001 is $190,494.

4.  FIXED ASSETS

                                                                               Net          Net
                                                              Accumulated   December 31,  June 30,
                                                     Cost     Depreciation    2001          2001
                                                     ----     ------------    ----          ----
        Computer Hardware, Switches and Gateways   $ 734,534  $    117,677  $   616,857   $   95,678
        Computer Software                             31,421        31,077          344          356
        Equipment                                     73,484        21,490       51,994       37,453
        Equipment under Capital Lease                125,312        29,310       96,002       48,600
        Furniture and Fixtures                        11,957         5,044        6,913        7,681
                                                   ---------  ------------  -----------   ----------
                                                   $ 976,708  $    204,598  $   772,110   $  189,768
                                                   =========  ============  ===========   ==========

5.  BANK LOANS PAYABLE

        The Company's bankers have provided the Company with a line of credit facility of $300,000 (2001 - $450,000), with interest at the bank's prime plus 1.25%.


6.  CAPITAL LEASE OBLIGATIONS

        The Company has leased office equipment for a five-year term maturing October 27, 2004 and repayable quarterly at $4,644 plus interest at 6%. The Company has the option to buy the equipment after 20 months, June 28, 2001, for 48% of purchase price, $34,992. The option to buy has not been exercised.

        The Company has leased telephone equipment for a two-year term maturing October 31, 2003 and repayable $2,580 monthly.
                                                                            3-8.

                          TELEMAX COMMUNICATIONS INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                   (Unaudited)
                                DECEMBER 31, 2001


7.  LOANS PAYABLE
                                                     December 31,     June 30,
                                                        2001            2001
                                                        ----            ----

        The Company was provided with a Small         $         -   $    20,836
        Business Loan by its bankers in the
        amount of $250,000, with interest at
        bank's prime plus 2.5%, which is
        secured by capital assets. Repayment is
        $4,167 monthly, maturing September 30, 2001.

        The Business Development Bank of Canada           201,525       250,000
        advanced the Company $250,000 in the year
        to purchase telephone equipment. The loan
        is at the bank's floating rate plus 2.0%
        and secured by telephone equipment totaling
        $488,000. Principal repayment of the loan
        is scheduled as one payment of $6,925 on
        July 31, 2001, plus 35 equal monthly payments
        of $6,945 plus interest on the outstanding
        balance. The balance of the telephone
        equipments' purchase price $238,000 is being
        contributed from working capital.             -----------   -----------
         Total loans payable                              201,525       270,836
         Less: current portion due within one year         83,340       104,156
                                                      -----------   -----------
                                                      $   118,185   $   166,680
                                                      ===========   ===========
8.  DIRECTORS' LOANS

         Directors have advanced  non-interest bearing loans of $1,571,606 (2001
         - $1,471,606), which are without terms of repayment, and therefore are reported as long-term. Of these loans from directors $500,000 is postponed to bank loans.

9.  CAPITAL STOCK

         Authorized
         Unlimited number of no par value common shares
         Unlimited number of no par value Class "A" shares

         Stated Capital
                                                   December 31,      June 30,
                                                       2001            2001
                                                       ----            ----

         692,500 common shares                    $     251,000   $  4,001,000
                                                  =============   ============


                                                                            3-9.

                          TELEMAX COMMUNICATIONS INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                   (Unaudited)
                                DECEMBER 31, 2001

        On July 31, 2001 the Company increased its issued share capital to 1,000,000 common shares by issuing 999,000 common shares from treasury, of which 691,500 common shares were issued to existing shareholders and 307,500 common shares were issued to Comtel Comunications Inc. in exchange for a promissory note in amount of $4,000,000. The issuance of these shares to Comtel Communications Inc. together with sales of 307,500 common shares from existing shareholders in exchange for cash and shares of Comtel Communications Inc. gave Comtel Communications Inc. 61.5% interest and control.

        In October 2001 an agreement was reached with Comtel Communications Inc. to surrender all its shares in the Company, of which 307,500 common shares were cancelled, in exchange for cancelling its promissory note. The Company has agreed that should it obtain new funding in excess of $1,000,000 it will pay Comtel Communications Inc. $125,000, maturing in two years.




































                                                                           3-10.

                                  PARSECOM INC.

                              FINANCIAL STATEMENTS
                                   (Unaudited)

                                DECEMBER 31, 2001












































                                                                            4-i.

                                  PARSECOM INC.

                                DECEMBER 31, 2001

                                    CONTENTS











                                                             Page
                                                             ----

FINANCIAL STATEMENTS

Balance Sheet                                                  1

Statement of Income and (Deficit)                              2

Statement of Cash Flows                                        3

Notes to Financial Statements                                 4-5















                                                                           4-ii.

                                  PARSECOM INC.

                                  BALANCE SHEET
                             AS AT DECEMBER 31, 2001

                                     ASSETS
                                              December 31,        June 30,
                                                   2001            2001
                                                   ----            ----
                                             (Unaudited)         (Audited)
CURRENT
    Cash and cash equivalents                $     55,482     $     14,278
    Accounts receivable                           798,627           53,557
    Deposits and prepaid expenses                   6,184                -
                                             ------------     ------------
                                                  860,293           67,835

CAPITAL ASSETS ASSETS (Notes 2 and 3)             340,294          408,045

INVESTMENTS (Note 5)                              421,510          372,400
                                             ------------     ------------

                                             $  1,622,097     $    848,280
                                             ============     ============

                                   LIABILITIES
CURRENT
    Accounts payable (Note 2)                $    357,233     $      4,538
    Accrued liabilities                            76,381           38,917
                                             ------------     ------------
                                                  433,614           43,455
                                             ------------     ------------
                                                  433,614           43,455
                                             ------------     ------------

                              SHAREHOLDERS' EQUITY

SHARE CAPITAL (Note 4)                            811,465          811,465

RETAINED EARNINGS (DEFICIT)                       377,018           (6,640)

                                                1,188,483          804,825
                                             ------------     ------------
                                             $  1,622,097     $    848,280
                                             ============     ============
APPROVED ON BEHALF OF THE BOARD:


________________________ Director   _________________________ Director





                             SEE ACCOMPANYING NOTES

                                                                            4-1.

                                  PARSECOM INC.

                        STATEMENT OF INCOME AND (DEFICIT)
                FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001
                          AND YEAR ENDED JUNE 30, 2001

                                                Six months        Year
                                                   Ended          Ended
                                               December 31,      June 30,
                                                    2001           2001
                                                    ----           ----
                                                (Unaudited)     (Audited)

SALES                                          $  1,660,262    $     38,161

COST OF SALES                                     1,046,721           4,538
                                               ------------    ------------
GROSS PROFIT                                        613,541          33,623

EXPENSES
    General and administrative                      112,964           3,151
    Sales salaries and commissions                   43,284               -
    Rent                                             30,791          23,800
    Depreciation                                     24,000          22,732
    Consulting fees                                  18,844           9,295
    Telephone                                             -           7,034
    Interest and bank charges                             -              19
                                               ------------    ------------
                                                    229,883          66,031
                                               ------------    ------------
INCOME (LOSS) FROM OPERATIONS                       383,658         (32,408)

OTHER INCOME
    Other income                                          -          25,768
                                               ------------    ------------
NET INCOME (LOSS)                                   383,658          (6,640)

(DEFICIT) RETAINED EARNINGS, beginning of period     (6,640)              -
                                               ------------    ------------

DEFICIT,  end of period                        $    377,018    $     (6,640)
                                               ============    ============












                             SEE ACCOMPANYING NOTES

                                                                            4-2.

                                  PARSECOM INC.

                             STATEMENT OF CASH FLOWS
                FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001
                          AND YEAR ENDED JUNE 30, 2001

                                               Six months         Year
                                                  Ended          Ended
                                               December 31,     June 30,
                                                  2001            2001
                                                  ----            ----
                                               (Unaudited)      (Audited)

CASH FLOWS FROM OPERATING ACTIVITIES
    Net income (loss)                          $    383,658   $     (6,640)
    Adjustments to reconcile net income
    to net cash provided by operating
        activities:
        Depreciation                                 24,000         22,732
                                               ------------   ------------
    Cash flow from (used in) operations             407,658         16,092
    CHANGE IN ASSETS AND LIABILITIES:
        (Increase) in accounts receivable          (745,070)       (53,557)
        (Increase) decrease in prepaid expenses      (6,184)             -
        Increase in accounts payable                352,694          4,538
        Increase in accrued liabilities              37,465         38,917
                                               ------------   ------------
Net cash provided by operating activities            46,563          5,990

CASH FLOWS FROM FINANCING ACTIVITIES
    (Decrease) increase in share capital                  -        811,465
Net cash provided by financing activities                 -        811,465

CASH FLOWS FROM INVESTING ACTIVITIES
    Capital expenditures                             43,751       (430,777)
    Decrease (increase) in investments              (49,110)      (372,400)
                                               ------------   ------------
Net cash used in investing activities                (5,359)      (803,177)

NET INCREASE IN CASH AND CASH EQUIVALENTS            41,204         14,278

NET CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD   14,278              -
                                               ------------   ------------
NET CASH AND CASH EQUIVALENTS, END OF PERIOD   $     55,482   $     14,278
                                               ============   ============









                             SEE ACCOMPANYING NOTES

                                                                            4-3.

                                  PARSECOM INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                   (Unaudited)
                                DECEMBER 31, 2001

1.  Incorporation
    -------------
        The Company was incorporated October 31, 2000 and commenced active operations in May, 2001.

2.  Significant accounting principles
    ---------------------------------
        The financial statements of the company have been prepared in accordance with generally accepted accounting principles. The following are those principles which are considered to be of particular significance.

    (a) Capital Assets
        --------------
        Capital assets are recorded in the accounts at costs. They are amortized over their estimated useful life using the declining balance method at the following rates.

                  Computer equipment                  3 years straight line
                  Furniture and fixtures              20 %
                  Leashold improvements               10 years straight line
                  Computer software                   100%

    (b) Income taxes
        ------------
        The company records income taxes on a tax allocation basis. Under this method, the provision for income taxes is determined based on earnings calculated for financial statements purposes regardless of the fact that the actual payment of tax be deferred to future periods as a result of allowable deductions which can be claimed for income tax purposes.

3.  Capital assets
    --------------
                                                             Net         Net
                                           Accumulated   December 31,  June 30,
                                 Cost     Amortization       2001        2001
                                 ----     -------------      ----        ----
        Computer               $ 131,721  $      14,745  $   116,976  $ 170,606
        Furniture and Fixtures    68,293          8,450       59,843     62,833
        Leasehold Improvements   135,507          9,033      126,474    133,249
        Computer Software         49,629         12,628       37,001     41,357
                               ---------  -------------  -----------  ---------
                               $ 385,150  $      44,856  $   340,294  $ 408,045
                               =========  =============  ===========  =========









                                                                            4-4.

4.  Share capital
    -------------
         Authorized:
            Unlimited  number of  common  shares
            Unlimited  number of class "A" special  shares
            Unlimited  number  of  class  "B"  special  shares
            Unlimited number of class "C" special shares

         Issued:
                                                 December 31,        June 30,
                                                    2001               2001
                                                    ----               ----

             100 common shares                          100               100
            811,365 class A special shares          811,365           811,365
                                                  ---------         ---------
                                                  $ 811,465         $ 811,465
                                                  =========         =========



5.  Investment in Logictel Inc.
    ---------------------------
        During the period ended June 30, 2001, the company acquired a 50% interest in Logictel Inc. a company which holds an internet service provider licence in Sudan. The investment has been recorded at cost.































                                                                            4-5.

                       TELEMAX GLOBAL COMMUNICATIONS INC.

                                  BALANCE SHEET
                                   (Unaudited)

                                DECEMBER 31, 2001
























                                                                            5-i.

                       TELEMAX GLOBAL COMMUNICATIONS INC.

                                DECEMBER 31, 2001

                                    CONTENTS











                                                              Page
                                                              ----

REVIEW ENGAGEMENT REPORT                                        1

Balance Sheet                                                   2

Notes to Balance Sheet                                          3



















                                                                           5-ii.

                                                           [GRAPHIC OMITTED]
                                          QUICK, GREENSPAN
                                          ----------------------------------
                                                      & RADVANY LLP
                                          CHARTERED ACCOUNTANTS
TERENCE O. ANDERSON, CA
RETIRED/COUNSEL                              90 EGLINTON AVENUE EAST, SUITE 610
DAVID F. QUICK, B.Sc., CA                              TORONTO, ONTARIO M4P 2Y3
JERROLD P. GREENSPAN B.Comm, CA                        TELEPHONE (416) 487-2000
CLARA M. RADVANY C.M.A. CA                             FACSIMILE (416) 487-5225
R. CHARLES FURNIVALL CA                                TOLL FREE 1-800 387-9282
                                                       www.quick-greenspan.com

                            REVIEW ENGAGEMENT REPORT



To the Directors of
Telemax Global Communications Inc.

We have reviewed the balance sheet of Telemax Global Communications Inc. as at December 31, 2001 . Our review was made in accordance with generally accepted standards for review engagements and accordingly consisted primarily of enquiry, analytical procedures and discussion related to information supplied to us by the Company.

A review does not constitute an audit and consequently we do not express an audit opinion on these financial statements.

Based on our review, nothing has come to our attention that causes us to believe that these financial statements are not, in all material respects, in accordance with generally accepted accounting principles.








                                              /s/ Quick, Greenspan & Radvany LLP
Toronto, Ontario
April 19, 2002                                        CHARTERED ACCOUNTANTS














                                                                            5-1.

                       TELEMAX GLOBAL COMMUNICATIONS INC.


                                  BALANCE SHEET
                             AS AT DECEMBER 31, 2001


                                     ASSETS
                                                December 31,
                                                    2001
                                                    ----
                                                 (Unaudited)
CURRENT
    Accounts receivable                         $     1,000
                                                -----------
                                                $     1,000
                                                ===========

                              STOCKHOLDERS' EQUITY

CAPITAL STOCK (Note 2)                          $     1,000
                                                -----------
                                                $     1,000
                                                ===========


APPROVED ON BEHALF OF THE BOARD:


__________________________ Director   ______________________ Director



























                                                                            5-2.

                       TELEMAX GLOBAL COMMUNICATIONS INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

1.  ORGANIZATION

        The Company was incorporated under the laws of the province of Ontario on October 30, 2001. It has remained inactive since incorporation.



2.  CAPITAL STOCK

        Authorized
        Unlimited number of no par value common shares
        Unlimited number of no par value preference shares

        Stated Capital
                                                               December 31,
                                                                   2001
                                                               -------------
         1,000,000 common shares                               $       1,000
                                                               =============



































                                                                            5-3.

                            RECONCILIATION SCHEDULES

             OF CANADIAN CURRENCY AND GENERALLY ACCEPTED ACCOUNTING
                PRINCIPLES TO US CURRENCY AND GENERALLY ACCEPTED
              ACCOUNTING PRINCIPLES FOR THE FINANCIAL STATEMENTS OF


                          TELEMAX COMMUNICATIONS, INC.


                                 PARSECOM, INC.


                  TELEMAX GLOBAL COMMUNICATIONS, INC. - ONTARIO






































                                                                            R-1.

                           TELEMAX COMMUNICATIONS INC.
                                 BALANCE SHEETS
                    AS AT DECEMBER 31, 2001 AND JUNE 30, 2001
 RECONCILIATION FROM CANADIAN DOLLAR AND CANADIAN GAAP TO US DOLLAR AND US GAAP

                                                         December 31, 2001                         June 30, 2001
                                             ---------------------------------------   ---------------------------------------
                                                 CDN$           FX           US$            CDN$           FX          US$
                                                 ----           --           ---            ----           --          ---
ASSETS                                       (Unaudited)    (0.62783)                    (Audited)     (0.66050)
                                             -----------                                 ---------

CURRENT
     Cash and cash equivalents               $    66,463   $   (24,736)  $    41,727   $    77,170   $   (26,199)  $    50,971
     Short-term investments                            0             0             0       450,000      (152,775)      297,225
     Accounts receivable                       2,219,598      (826,068)    1,393,530     1,208,947      (410,438)      798,509
     Inventory                                   390,168      (145,209)      244,959        24,600        (8,352)       16,248
     Deposits and prepaid expenses                15,000        (5,583)        9,417       324,927      (110,313)      214,614
     Advances to Organik Technologies, Inc.       30,600       (11,388)       19,212             0             0             0
     Loan receivable                                   0             0             0     3,750,000    (3,750,000)            0
                                             -----------   -----------   -----------   -----------   -----------   -----------
                                               2,721,829    (1,012,983)    1,708,846     5,835,644    (4,458,076)    1,377,568

FIXED ASSETS                                     772,110      (287,356)      484,754       189,768       (64,426)      125,342

                                             -----------   -----------   -----------   -----------   -----------   -----------
                                             $ 3,493,939   $(1,300,339)  $ 2,193,600   $ 6,025,412   $(4,522,502)  $ 1,502,910
                                             ===========   ===========   ===========   ===========   ===========   ===========

LIABILITIES
CURRENT
     Bank indebtedness                       $      --     $      --     $      --     $      --     $      --     $      --
     Bank loans payable                          205,000       (76,295)      128,705       450,000      (152,775)      297,225
     Accounts payable                          2,090,886      (778,165)    1,312,721     1,592,474      (540,644)    1,051,830
     Accrued liabilities                          87,847       (32,694)       55,153         7,499        (2,546)        4,953
     Deferred revenue                            464,333      (172,811)      291,522       190,494       (64,673)      125,821
     Current portion of capital
         lease obligations                        50,114       (18,651)       31,463        18,574        (6,306)       12,268
     Current portion of loans payable             83,340       (31,017)       52,323       104,156       (35,361)       68,795
                                             -----------   -----------   -----------   -----------   -----------   -----------
                                               2,981,520    (1,109,632)    1,871,888     2,363,197      (802,305)    1,560,892

CAPITAL LEASE OBLIGATIONS                         44,319       (16,494)       27,825        25,301        (8,590)       16,711
LOANS PAYABLE                                    118,185       (43,985)       74,200       166,680       (56,588)      110,092
DIRECTORS' LOANS                               1,571,606      (584,905)      986,701     1,471,606      (499,610)      971,996
                                             -----------   -----------   -----------   -----------   -----------   -----------
                                               4,715,630    (1,755,016)    2,960,614     4,026,784    (1,367,093)    2,659,691

STOCKHOLDERS' EQUITY (DEFICIENCY)
     Capital stock                               251,000       (81,466)      169,534     4,001,000    (1,354,591)    2,646,409
     Subscriptions receivable                          0             0             0             0    (2,476,875)   (2,476,875)
     Accumulated deficit                      (1,472,691)      462,031    (1,010,660)   (2,002,372)      654,189    (1,348,183)
     Foreign exchange                                  0        74,112        74,112             0        21,868        21,868
                                             -----------   -----------   -----------   -----------   -----------   -----------
                                             $ 3,493,939   $(1,300,339)  $ 2,193,600   $ 6,025,412   $(4,522,502)  $ 1,502,910
                                             ===========   ===========   ===========   ===========   ===========   ===========

Notes:
      1) Differences between Canadian and US GAAP. At June 30, 2001, Canadian GAAP reports the unpaid balance of the promissory for issuance of stock in current assets CDN$3,750,000 and capital stock at the grossed-up amount. US GAAP requires the unpaid balance of the promissory note to be reported as a reduction of capital stock, thereby reporting increases in capital stock on a cash basis.

      2) Foreign currency translation: The Company is presently Canadian based, and as such carries out its operations in Canada, maintaining its books using Canadian dollars. The Company's books have been translated into U.S. dollars using the current rate method. Gains and losses on foreign currency transactions are included in the balance sheets and statements of cash flows as Foreign Exchange.



                                                                            R-2.

                          TELEMAX COMMUNICATIONS INC.
                               INCOME STATEMENTS
 FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001 AND YEAR ENDED JUNE 30, 2001 RECONCILIATION FROM CANADIAN DOLLAR AND CANADIAN GAAP TO US DOLLAR AND US GAAP

                                                            Six Months Ended                             Year Ended
                                                            December 31, 2001                           June 30, 2001
                                                ---------------------------------------   ----------------------------------------
                                                       CDN$            FX           US$           CDN$            FX           US$
                                                       ----            --           ---           ----            --           ---
                                                (Unaudited)      (0.63722)                   (Audited)      (0.65824)
SALES                                           $ 8,888,276   $(3,224,489)  $ 5,663,787   $ 12,152,410   $(4,153,208)  $ 7,999,202
COST OF SALES                                     7,161,620    (2,598,093)    4,563,527     10,815,015    (3,696,140)    7,118,875
                                                -----------   -----------   -----------    -----------   -----------   -----------
GROSS PROFIT                                      1,726,656      (626,396)    1,100,260      1,337,395      (457,068)      880,327

Expenses
         Salaries and benefits, administration      375,294      (136,149)      239,145        437,500      (149,520)      287,980
         Salaries and benefits, sales                     0             0             0        203,746       (69,632)      134,114
         Bad debts                                   24,650        (8,943)       15,707        226,491       (77,406)      149,085
         Sales commissions                          360,498      (130,781)      229,717        221,588       (75,730)      145,858
         Research and development                    43,093       (15,633)       27,460        206,841       (70,690)      136,151
         General and administrative                  98,988       (35,911)       63,077        164,689       (56,284)      108,405
         Legal and accounting                        70,685       (25,643)       45,042        112,669       (38,506)       74,163
         Rent                                        56,835       (20,619)       36,216         85,382       (29,180)       56,202
         Automotive expenses                         50,945       (18,482)       32,463         78,216       (26,731)       51,485
         Interest and bank charges                   43,656       (15,838)       27,818         77,548       (26,503)       51,045
         Depreciation                                92,066       (33,400)       58,666         58,183       (19,885)       38,298
         Telephone                                   22,750        (8,253)       14,497         55,753       (19,054)       36,699
         Advertising and promotion                   21,863        (7,931)       13,932         48,794       (16,676)       32,118
         Penalties and interest                           0             0             0         40,830       (13,954)       26,876
         Consulting fees                             18,233        (6,615)       11,618         23,354        (7,981)       15,373
         Repairs and maintenance                      5,749        (2,086)        3,663         11,568        (3,953)        7,615
         Travel                                       3,919        (1,422)        2,497         10,872        (3,716)        7,156
         Equipment rental                             1,600          (580)        1,020          7,664        (2,619)        5,045
         Foreign exchange loss                       12,913        (4,685)        8,228          4,446        (1,519)        2,927
         Insurance                                    2,447          (888)        1,559          1,632          (558)        1,074
                                                -----------   -----------   -----------    -----------   -----------   -----------
                                                  1,306,184      (473,857)      832,327      2,077,766      (710,097)    1,367,669
                                                -----------   -----------   -----------    -----------   -----------   -----------

LOSS FROM OPERATIONS                                420,472      (152,539)      267,933       (740,371)      253,029      (487,342)

OTHER INCOME
         Other income                               109,208       (39,618)       69,590          1,912          (653)        1,259
                                                -----------   -----------   -----------    -----------   -----------   -----------

NET INCOME (LOSS)                               $   529,680   $  (192,157)  $   337,523    $  (738,459)  $   252,376   $  (486,083)
                                                ===========   ===========   ===========    ===========   ===========   ===========


Notes:
     1) There are no differences between Canadian and US GAAP in the Income Statements.
     2) Foreign currency translation: The Company is presently Canadian based, and as such carries out its operations in Canada, maintaining its books using Canadian dollars. The Company's books have been translated into U.S. dollars using the current rate method. Gains and losses on foreign currency transactions are included in the balance sheets and statements of cash flows as Foreign Exchange.









                                                                            R-3.

                                  PARSECOM INC.
                                 BALANCE SHEETS
                    AS AT DECEMBER 31, 2001 AND JUNE 30, 2001
 RECONCILIATION FROM CANADIAN DOLLAR AND CANADIAN GAAP TO US DOLLAR AND US GAAP

                                                               December 31, 2001                        June 30, 2001
                                                   ---------------------------------------  ---------------------------------------
                                                       CDN$          FX          US$            CDN$          FX          US$
                                                       ----          --          ---            ----          --          ---
ASSETS                                             (Unaudited)   (0.62783)                   (Audited)    (0.66050)
                                                   -----------                               ---------
CURRENT
      Cash and cash equivalents                        $ 55,482    $ (20,649)    $ 34,833       $ 14,278     $ (4,847)     $ 9,431
      Short-term investments                                  0            0            0              0            0            0
      Accounts receivable                               798,627     (297,225)     501,402         53,557      (18,183)      35,374
      Inventory                                               0            0            0              0            0            0
      Deposits and prepaid expenses                       6,184       (2,301)       3,883              0            0            0
      Advances to Organik Technologies, Inc.                  0            0            0              0            0            0
      Loan receivable                                         0            0            0              0            0            0
                                                   ---------------------------------------  ---------------------------------------
                                                        860,293     (320,175)     540,118         67,835      (23,030)      44,805

FIXED ASSETS                                            340,294     (126,647)     213,647        408,045     (138,531)     269,514

INVESTMENTS                                             421,510     (156,873)     264,637        372,400     (126,430)     245,970

                                                   ---------------------------------------  ---------------------------------------
                                                    $ 1,622,097   $ (603,696) $ 1,018,401      $ 848,280   $ (287,991)   $ 560,289
                                                   =======================================  =======================================

LIABILITIES
CURRENT
      Bank loans payable                            $         0   $        0  $         0      $       0   $        0    $       0
      Accounts payable                                  357,232     (132,951)     224,281          4,538       (1,541)       2,997
      Accrued liabilities                                76,382      (28,427)      47,955         38,917      (13,212)      25,705
      Deferred revenue                                        0            0            0              0            0            0
      Current portion of capital lease obligations            0            0            0              0            0            0
      Current portion of loans payable                        0            0            0              0            0            0
                                                   ---------------------------------------  ---------------------------------------
                                                        433,614     (161,378)     272,236         43,455      (14,753)      28,702

CAPITAL LEASE OBLIGATIONS                                     0            0            0              0            0            0
LOANS PAYABLE                                                 0            0            0              0            0            0
DIRECTORS' LOANS                                              0            0            0              0            0            0
                                                   ---------------------------------------  ---------------------------------------
                                                        433,614     (161,378)     272,236         43,455      (14,753)      28,702

STOCKHOLDERS' EQUITY (DEFICIT)
      Capital stock                                     811,465     (278,487)     532,978        811,465     (278,487)     532,978
      Accumulated deficit                               377,018     (136,914)     240,104         (6,640)       2,269       (4,371)
      Foreign exchange                                        0      (26,917)     (26,917)             0        2,980        2,980
                                                   ---------------------------------------  ---------------------------------------
                                                    $ 1,622,097   $ (603,696) $ 1,018,401      $ 848,280   $ (287,991)   $ 560,289
                                                   =======================================  =======================================

Notes:
      1)  There are no differences between Canadian and US GAAP.
      2)  Foreign currency translation:
          The Company is presently Canadian based, and as such carries out its operations in Canada, maintaining its books using Canadian dollars. The Company's books have been translated into U.S. dollars using the current rate method. Gains and losses on foreign currency transactions are included in the balance sheets and statements of cash flows as Foreign Exchange.






                                                                            R-4.

                                  PARSECOM INC.
                                INCOME STATEMENTS
              FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001 AND
                     EIGHT-MONTH PERIOD ENDED JUNE 30, 2001
 RECONCILIATION FROM CANADIAN DOLLAR AND CANADIAN GAAP TO US DOLLAR AND US GAAP


                                                             Six Months Ended                           Eight Months Ended
                                                             December 31, 2001                            June 30, 2001
                                                 ----------------------------------------      -------------------------------------
                                                     CDN$          FX            US$            CDN$           FX           US$
                                                     ----          --            ---            ----           --           ---
                                                 (Unaudited)    (0.63722)                      (Audited)     (0.65824)
SALES                                            $ 1,660,262    $ (602,310)  $ 1,057,952        $ 38,161    $ (13,042)     $ 25,119
COST OF SALES                                      1,046,721      (379,729)      666,992           4,538       (1,551)        2,987
                                                 -----------    ----------   ------------      ---------    ----------     ---------
GROSS PROFIT                                         613,541      (222,580)      390,961          33,623      (11,491)       22,132

Expenses
       Salaries and benefits, administration               0             0             0               0            0             0
       Salaries and benefits, sales                        0             0             0               0            0             0
       Bad debts                                           0             0             0               0            0             0
       Sales commissions                              43,284       (15,703)       27,581               0            0             0
       Research and development                            0             0             0               0            0             0
       General and administrative                    112,964       (40,981)       71,983           3,151       (1,077)        2,074
       Legal and accounting                                0             0             0               0            0             0
       Rent and occupancy costs                       30,791       (11,170)       19,621          23,800       (8,134)       15,666
       Automotive expenses                                 0             0             0               0            0             0
       Interest and bank charges                           0             0             0              19           (6)           13
       Depreciation                                   24,000        (8,707)       15,293          22,732       (7,769)       14,963
       Telephone                                           0             0             0           7,034       (2,404)        4,630
       Advertising and promotion                           0             0             0               0            0             0
       Penalties and interest                              0             0             0               0            0             0
       Consulting fees                                18,844        (6,836)       12,008           9,295       (3,177)        6,118
       Repairs and maintenance                             0             0             0               0            0             0
       Travel                                              0             0             0               0            0             0
       Equipment rental                                    0             0             0               0            0             0
       Foreign exchange loss                               0             0             0               0            0             0
       Insurance                                           0             0             0               0            0             0
                                                 -----------    ----------   ------------      ---------    ----------     ---------
                                                     229,883       (83,397)      146,486          66,031      (22,567)       43,464
                                                 -----------    ----------   ------------      ---------    ----------     ---------

LOSS FROM OPERATIONS                                 383,658      (139,183)      244,475         (32,408)      11,076       (21,332)

OTHER INCOME
          Other income                                     0             0             0          25,768       (8,806)       16,962
                                                 -----------    ----------   ------------      ---------    ----------     ---------

NET INCOME (LOSS)                                $   383,658    $ (139,183)  $   244,475       $  (6,640)   $   2,269      $ (4,371)
                                                 ===========    ==========   ============      =========    ==========     =========


Notes:
     1)  There are no differences between Canadian and US GAAP.

     2)  Foreign currency translation:
         The Company is presently Canadian based, and as such carries out its operations in Canada, maintaining its books using Canadian dollars. The Company's books have been translated into U.S. dollars using the current rate method. Gains and losses on foreign currency transactions are included in the balance sheets and statements of cash flows as Foreign Exchange.






                                                                            R-5.

                              TELEMAX GLOBAL COMMUNICATIONS INC.
                                        BALANCE SHEET
                                   AS AT DECEMBER 31, 2001
                    RECONCILIATION FROM CANADIAN DOLLAR AND CANADIAN GAAP
                                   TO US DOLLAR AND US GAAP

                                                                December 31, 2001
                                                     ----------------------------------------
                                                         CDN$          FX           US$
                                                         ----          --           ---
ASSETS                                               (Unaudited)    (0.62783)
                                                     -----------
CURRENT
      Cash and cash equivalents                           $     0      $      0     $      0
      Short-term investments                                    0             0            0
      Accounts receivable                                   1,000        (1,000)           0
      Inventory                                                 0             0            0
      Deposits and prepaid expenses                             0             0            0
      Advances to Organik Technologies, Inc.                    0             0            0
      Loan receivable                                           0             0            0
                                                     ----------------------------------------
                                                            1,000        (1,000)           0

FIXED ASSETS                                                    0             0            0
INVESTMENTS                                                     0             0            0
                                                     ----------------------------------------
                                                          $ 1,000      $ (1,000)    $      0
                                                     ========================================
LIABILITIES
CURRENT
      Bank loans payable                                  $     0      $      0     $      0
      Accounts payable                                          0             0            0
      Accrued liabilities                                       0             0            0
      Deferred revenue                                          0             0            0
      Current portion of capital lease obligations              0             0            0
      Current portion of loans payable                          0             0            0
                                                     ----------------------------------------
                                                                0             0            0

CAPITAL LEASE OBLIGATIONS                                       0             0            0
LOANS PAYABLE                                                   0             0            0
DIRECTORS' LOANS                                                0             0            0
                                                     ----------------------------------------
                                                                0             0            0

STOCKHOLDERS' EQUITY (DEFICIENCY)

      Capital stock                                         1,000          (371)         629
      Subscriptions receivable                                  0          (628)        (628)
      Accumulated deficit                                       0             0            0
      Foreign exchange                                          0            (1)          (1)
                                                     ----------------------------------------
                                                          $ 1,000      $ (1,000)    $      0
                                                     ========================================

Notes:
      1)  There are no differences between Canadian and US GAAP.

      2)  Foreign currency translation:
          The Company is presently Canadian based and, although it is inactive, maintains its books using Canadian dollars. The Company's books have been translated into U.S. dollars using the current rate method. Gains and losses on foreign currency transactions are included in the balance sheet as Foreign Exchange.
                                                                            R-6.

                         PROFORMA FINANCIAL INFORMATION













































                                                                           PF-i.

          TELEMAX GLOBAL COMMUNICATIONS, INC. (formerly Organik, Inc.)
           UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS
                                  INTRODUCTION


The following unaudited condensed combining pro forma financial statements ("the pro forma combining financial statements") and explanatory notes have been prepared and give effect to the Plan and Agreement of Reorganization ("Reorganization Agreement") between Organik Technologies, Inc. and Telemax Global Communications, Inc.-Ontario as a reverse acquistion and has been accounted for as a recapitalization of Telemax Global Communications, Inc. - Ontario. Telemax Global Communications, Inc. - Ontario is the acquiring enterprise for purposes of accounting for the reverse acquisition, with Organik Technologies, Inc. as the legal entity for reporting purposes. The
Reorganization Agreement was entered into as of November 16, 2001 and was subsequently amended on February 16, 2002.

Telemax Global Communications, Inc.-Ontario is a Canadian company and on February 8, 2002, acquired 100% of two Canadian operating subsidiaries, Telemax Communications, Inc. and Parsecom, Inc. In addition, and in conjuction with the amendment to the Reorganization Agreement, effective February 16, 2002, Organik Technologies, Inc. changed its name to Telemax Global Communications, Inc. Since none of the acquisition transactions had taken place as of the dates of the combining proforma financial statements, each of the respective entities has been shown separately.

Currently, the year ends for Telemax Global Communications, Inc.-Ontario, Telemax Communications, Inc. and Parsecom, Inc. are June 30 with July 31 being the year end for Telemax Global Communications, Inc. (formerly Organik Technologies, Inc.). No amounts have been reflected in the June 30, 2001, pro forma combining financial statements for Telemax Global Communications,
Inc.-Ontario since it was not incorporated until October 30, 2001. The accompanying pro forma combining financial statements are presented with the respective year ends of each entity and the six month period thereafter. The difference in the year ends and periods presented do not have a material impact on the accompanying unaudited pro forma combining financial statements.

In accordance with Article 11 of Regulation S-X under the Securities Act, unaudited condensed pro forma combining balance sheets (the "pro forma combining balance sheets") as of December 31, 2001 and June 30, 2001, and unaudited condensed combining pro forma statements of operations (the "pro forma combining statements of operations") for the six months ended December 31, 2001, and year ended June 30, 2001 have been prepared to reflect, for accounting purposes, the acquisition by Telemax Global Communications, Inc. (formerly Organik Technologies, Inc.) of Telemax Global Communications, Inc.-Ontario and its subsequently acquired wholly owned subsidiaries, Telemax Communications, Inc. and Parsecom, Inc. For both the pro forma combining balance sheets and the pro forma combining statements of operations, the number of common shares gives effect to the exchange ratio of 9.23 shares of Telemax Global Communications, Inc. (formerly Organik Technologies, Inc.) for one share of Telemax Global Communication, Inc.-Ontario as if the reorganization had taken place at the beginning of the periods presented.





                                                                           PF-1.

          TELEMAX GLOBAL COMMUNICATIONS, INC. (formerly Organik, Inc.)
           UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS
                            INTRODUCTION (continued)


The accompanying pro forma combining financial statements have been prepared based upon the historical financial statements of the entities. The pro forma combining financial statements should be read in conjunction with the historical financial statements and related notes thereto of each entity as of December 31, 2001 and June 30, 2001, and for the years and periods then ended (January 31, 2002 and July 31, 2001 for Telemax Global Communications, Inc. (formerly Organik Technologies, Inc.), along with the schedules reconciling the Canadian entities from Canadian currency and Canadian Generally Accepted Accounting Principals to US currency and US Generally Accepted Accounting Principles, all included elsewhere in this Form 8-K/A and/or in previous periodic filings with the US Securities and Exchange Commission.

The pro forma combining financial statements assume that the reorganization involving all of the companies had been completed for the periods presented. The only intercompany activity between the entities during the periods presented consisted of advances from Telemax Communications, Inc. to Telemax Global Communications, Inc. (formerly Organik Technologies, Inc.) and have been eliminated in the presentation of the pro forma combining financial statements. During the period January 1, 2002 through January 31, 2002, Telemax
Communications, Inc. advanced a total of $35,055 to Telemax Global Communications, Inc. (formerly Organik Technologies, Inc.). These additional advances have not been eliminated in the accompanying proforma combining financial statements at December 31, 2001.

The pro forma combining financial statements are provided for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if the reorganization had been consummated at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position of the combined entities. The pro forma combining financial statements do not include any adjustments related to any restructuring charges or one-time charges which may result from the reorganization or the final result of valuations of inventories, property, plant and equipment, intangible assets, debt, and other obligations.

















                                                                           PF-2.

          TELEMAX GLOBAL COMMUNICATIONS, INC. (formerly Organik, Inc.)
              UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET
                                 (In US Dollars)

                                                                   Telemax     Telemax
                                                                   Global       Global
                                           Telemax    Parsecom   Comm., Inc.  Comm., Inc.  Dec 31, 2001                 Dec 31, 2001
                                        Comm., Inc.      Inc.       Dec 31    (Organik)      Combined       Pro Forma    Pro Forma
                                        Dec 31, 2001 Dec 31, 2001    2001    Jan 31, 2002   Historical     Adjustments    Combined
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

ASSETS

Current Assets:
    Cash and cash equivalents           $    41,727  $    34,833  $    --    $       --          76,560   $       --    $    76,560
    Short-term investments                     --           --         --            --            --             --           --
    Accounts receivable                   1,393,531      501,402       --            --       1,894,933           --      1,894,933
    Inventory                               244,959         --         --            --         244,959           --        244,959
    Deposits and prepaid expenses             9,417        3,883       --            --          13,300           --         13,300
    Advances to related parties              19,212         --         --            --          19,212(1)     (19,212)        --
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

        Total Current Assets              1,708,846      540,118       --            --       2,248,964        (19,212)   2,229,752
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------


Fixed Assets, net                           484,754      213,647       --            --         698,401           --        698,401

Other Assets:
    Long-term investments                      --        264,636       --            --         264,636           --        264,636
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

        Total Other Assets                     --        264,636       --            --         264,636           --        264,636
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

TOTAL ASSETS                            $ 2,193,600  $ 1,018,401  $    --    $       --    $  3,212,001   $    (19,212) $ 3,192,789
                                        ===========  ===========  =========  ============  ============   ============  ===========
LIABILITIES AND STOCKHOLDERS'
    EQUITY (DEFICIT)

Current Liabilities:
    Bank loans payable                  $   128,705  $      --    $    --    $       --    $    128,705   $       --    $   128,705
    Accounts payable                      1,312,722      224,281       --          57,552     1,594,555           --      1,594,555
    Accrued liabilities                      55,153       47,955       --            --         103,108           --        103,108
    Deferred revenue                        291,522         --         --            --         291,522           --        291,522
    Payable - related party                    --           --         --          54,267        54,267(1)      19,212       35,055
    Current portion of
        capital lease obligations            31,463         --         --            --          31,463           --         31,463
    Current portion of loans payable         52,323         --         --            --          52,323           --         52,323
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

        Total Current Liabilities         1,871,888      272,236       --         111,819     2,255,943         19,212    2,236,731
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

Long-Term Liabilities
    Long-term portion of
        capital lease obligations            27,825         --         --            --          27,825           --         27,825
    Long-term portion of loans payable       74,200         --         --            --          74,200           --         74,200
    Long-term directors' loans              986,701         --         --            --         986,701           --        986,701
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

        Total Long-Term Liabilities       1,088,726         --         --            --       1,088,726           --      1,088,726
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

        Total Liabilities                 2,960,614      272,236       --         111,819     3,344,669         19,212    3,325,457
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------
Stockholders' Equity:
    Common stock (A)                        169,534      532,978        629    17,253,647    17,956,788(2) (17,365,466)     591,322
    Preferred stock                            --           --         --            --            --             --           --
    Subscriptions receivable                   --           --         (628)         --            (628)          --           (628)
    Accumulated other
        comprehensive income (loss)          74,112      (26,917)        (1)         --          47,194           --         47,194
    Accumulated deficit prior
        to development stage                   --           --         --     (16,367,929)  (16,367,929)(2) 16,367,929         --
    Retained earnings (deficit)          (1,010,660)     240,104       --        (997,537)   (1,768,093)(2)    997,537     (770,556)
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

        Total Stockholders' Equity         (767,014)     746,165       --        (111,819)     (132,668)          --       (132,668)
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY (DEFICIT)      $ 2,193,600  $ 1,018,401  $    --    $       --    $  3,212,001   $     19,212  $ 3,192,789
                                        ===========  ===========  =========  ============  ============   ============  ===========

(A) 50,000,000 authorized, no par value, 10,229,397 issued and outstanding (pro forma)

                                                                           PF-3.

          TELEMAX GLOBAL COMMUNICATIONS, INC. (formerly Organik, Inc.)
              UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET
                                December 31, 2001
                                 (In US Dollars)

Elimination Adjustments-

  (1)  To eliminate advances made from Telemax Communications, Inc.
           to Telemax Global Communications, Inc. (formerly Organik Technologies, Inc.)
           Payable-Related Party          Telemax Global Communications, Inc.
                                            (formerly Organik Technologies, Inc.)               $      19,212
           Advances to Related Parties    Telemax Communications, Inc.                          $     (19,212)


  (2)  To eliminate accumulated deficits of Telemax Communications, Inc.
           (formerly Organik Technologies, Inc.) and the common stock of Telemax Communications, Inc., Parsecom, Inc. and Telemax
           Global Communications, Inc.-Ontario

           Common stock                   Telemax Communications, Inc.                          $     169,534
           Common stock                   Parsecom, Inc.                                        $     532,978
           Common stock                   Telemax Global Communications, Inc.-Ontario           $         629
           Accumulated deficit prior      Telemax Global Communications, Inc.
              to development stage          (formerly Organik Technologies, Inc.)               $ (16,367,929)
           Accumulated deficit            Telemax Global Communications, Inc.
                                            (formerly Organik Technologies, Inc.)               $    (997,537)
           Common stock                   Telemax Global Communications, Inc.
                                            (formerly Organik Technologies, Inc.)               $  16,662,325




























                                                                           PF-4.

          TELEMAX GLOBAL COMMUNICATIONS, INC. (formerly Organik, Inc.)
         UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
                            FOR THE SIX MONTHS ENDED
                                 (In US Dollars)

                                                                   Telemax     Telemax
                                                                   Global       Global
                                           Telemax    Parsecom    Comm., Inc. Comm., Inc.  Dec 31, 2001                 Dec 31, 2001
                                        Comm., Inc.      Inc.       Dec 31    (Organik)      Combined       Pro Forma    Pro Forma
                                        Dec 31, 2001 Dec 31, 2001    2001    Jan 31, 2002   Historical     Adjustments    Combined
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------
Sales                                   $ 5,663,787  $ 1,057,952  $     --   $       --    $  6,721,739   $      --     $ 6,721,739

Cost of sales                             4,563,527      666,991        --           --       5,230,518          --       5,230,518
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------
      Gross Profit                        1,100,260      390,961        --           --       1,491,221          --       1,491,221


Expenses-
      General and administrative            466,506      103,612        --        321,667       891,785          --         891,785
      Selling and marketing                 243,649       27,581        --           --         271,230          --         271,230
      Research and development               27,460         --          --           --          27,460          --          27,460
      Depreciation                           58,666       15,293        --           --          73,959          --          73,959
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

      Total Expenses                        796,281      146,486        --        321,667     1,264,434          --       1,264,434
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

Net Operating Income (Loss)                 303,979      244,475        --       (321,667)      226,787          --         226,787

Other Income (Expense)-
      Other income                           69,590         --          --           --          69,590          --          69,590
      Interest and bank charges             (27,818)        --          --           --         (27,818)         --         (27,818)
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

      Total Other Income (Expense)           41,772         --          --           --          41,772          --          41,772
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

Net Income (Loss) Before Income Taxes
      and Extraordinary Item                345,751      244,475        --       (321,667)      268,559          --         268,559

Income taxes                                   --           --          --           --            --            --            --
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

Net Income (Loss) Before
      Extraordinary Item                    345,751      244,475        --       (321,667)      268,559          --         268,559

Extraordinary Gain                             --           --          --         22,531        22,531          --          22,531
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

Net Income (Loss)                           345,751      244,475        --       (299,136)      291,090          --         291,090

Preferred Stock Dividend                       --           --          --         (5,750)       (5,750)         --          (5,750)
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

Net Income (Loss) Attributable
      to Shareholders                       345,751      244,475        --       (304,886)      285,340          --         285,340

Other Comprehensive Income (Loss)
      Foreign currency translation           (8,228)        --          --           --          (8,228)         --          (8,228)
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

Net Comprehensive Income (Loss)         $   337,523  $   244,475  $     --   $   (304,886) $    277,112   $      --     $   277,112
                                        ===========  ===========  =========  ============  ============   ============  ===========

Basic Income (Loss) Per Share
      Net operating income (loss)                                                                                       $      0.01
      Extraordinary gain                                                                                                      --
      Preferred stock dividend                                                                                                --
                                                                                                                        -----------

Basic Income (Loss) Per Share                                                                                           $      0.01
                                                                                                                        ===========

Weighted average shares outstanding                                                                                      19,537,455
                                                                                                                        ===========


                                                                           PF-5.

          TELEMAX GLOBAL COMMUNICATIONS, INC. (formerly Organik, Inc.)
              UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET
                                 (In US Dollars)

                                                                   Telemax     Telemax
                                                                   Global       Global
                                           Telemax    Parsecom   Comm., Inc.  Comm., Inc.  Jun 30, 2001                 Jun 30, 2001
                                        Comm., Inc.      Inc.       Jun 30    (Organik)      Combined       Pro Forma    Pro Forma
                                        Jun 30, 2001 Jun 31, 2000    2001    Jul 31, 2002   Historical     Adjustments    Combined
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------
ASSETS
Current Assets:
    Cash and cash equivalents           $    50,971  $    9,431              $       --    $     60,402   $       --    $    60,402
    Short-term investments                  297,225        --                        --         297,225           --        297,225
    Accounts receivable                     798,510      35,374                      --         833,884           --        833,884
    Inventory                                16,248        --                        --          16,248           --         16,248
    Deposits and prepaid expenses           214,614        --                        --         214,614           --        214,614
    Advances to related parties                --          --                        --            --             --           --
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

        Total Current Assets              1,377,568      44,805                      --       1,422,373           --      1,422,373
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

Fixed Assets, net                           125,342     269,514                      --         394,856           --        394,856

Other Assets:
    Long-term investments                      --       245,970                      --         245,970           --        245,970
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------
        Total Other Assets                     --       245,970                      --         245,970           --        245,970
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

TOTAL ASSETS                            $ 1,502,910  $  560,289              $       --    $  2,063,199   $       --    $ 2,063,199
                                        ===========  ===========  =========  ============  ============   ============  ===========

LIABILITIES AND STOCKHOLDERS'
    EQUITY (DEFICIT)

Current Liabilities:
    Bank loans payable                  $   297,225  $     --                $       --    $    297,225   $       --    $   297,225
    Accounts payable                      1,051,830       2,997                    87,583     1,142,410           --      1,142,410
    Accrued liabilities                       4,953      25,705                    60,375        91,033           --         91,033
    Deferred revenue                        125,821        --                        --         125,821           --        125,821
    Current portion of capital lease
        obligations                          12,268        --                        --          12,268           --         12,268
    Current portion of loans payable         68,795        --                        --          68,795           --         68,795
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

        Total Current Liabilities         1,560,892      28,702                   147,958     1,737,552           --      1,737,552
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

Long-Term Liabilities
    Long-term portion of capital
        lease obligations                    16,711        --                        --          16,711           --         16,711
    Long-term portion of loans payable      110,092        --                        --         110,092           --        110,092
    Long-term directors' loans              971,996        --                        --         971,996           --        971,996
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

        Total Long-Term Liabilities       1,098,799        --                        --       1,098,799           --      1,098,799
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

        Total Liabilities                 2,659,691      28,702                   147,958     2,836,351           --      2,836,351
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------
Stockholders' Equity:
    Preferred stock                            --          --                     100,318       100,318           --        100,318
    Common stock (A)                      2,646,409     532,978                16,812,304    19,991,691 (1)(19,537,455)     454,236
    Subscriptions receivable             (2,476,875)       --                        --      (2,476,875)(1)  2,476,875         --
    Accumulated other comprehensive
        income (loss)                        21,868       2,980                         0        24,848           --         24,848
    Accumulated deficit prior to
        development stage                      --          --                 (16,367,929)  (16,367,929)(1) 16,367,929         --
    Retained deficit                     (1,348,183)     (4,371)                 (692,651)   (2,045,205)(1)    692,651   (1,352,554)
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

        Total Stockholders' Equity       (1,156,781)    531,587                  (147,958)     (773,152)          --       (773,152)
                                        -----------  -----------  ---------  ------------  ------------   ------------  -----------

TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY (DEFICIT)      $ 1,502,910  $  560,289              $       --    $  2,063,199   $       --    $ 2,063,199
                                        ===========  ===========  =========  ============  ============   ============  ===========

(A) 50,000,000 authorized, no par value, 9,715,897 issued and outstanding (pro forma)

                                                                           PF-6.

          TELEMAX GLOBAL COMMUNICATIONS, INC. (formerly Organik, Inc.)
              UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET
                                  June 30, 2001
                                 (In US Dollars)

Elimination Adjustments-

  (1)  To eliminate accumulated deficits of Telemax Communications, Inc.
           (formerly Organik Technologies, Inc.) and the common stock of Telemax Communications, Inc., Parsecom, Inc. and Telemax
           Global Communications, Inc.-Ontario

           Common stock                   Telemax Communications, Inc.                   $   2,646,409
           Subscriptions receivable       Telemax Communications, Inc.                   $  (2,476,875)
           Common stock                   Parsecom, Inc.                                 $     532,978
           Accumulated deficit prior to   Telemax Global Communications, Inc.
              development stage             (formerly Organik Technologies, Inc.)        $ (16,367,929)
           Accumulated deficit            Telemax Global Communications, Inc.
                                            (formerly Organik Technologies, Inc.)        $    (692,651)
           Common stock                   Telemax Global Communications, Inc.
                                            (formerly Organik Technologies, Inc.)        $  16,358,068


































                                                                           PF-7.

          TELEMAX GLOBAL COMMUNICATIONS, INC. (formerly Organik, Inc.)
         UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
                               FOR THE YEARS ENDED
                                 (In US Dollars)

                                                                   Telemax     Telemax
                                                                   Global       Global
                                           Telemax    Parsecom   Comm., Inc.  Comm., Inc.  Jun 30, 2001                Jun 30, 2001
                                        Comm., Inc.      Inc.       Jun 30    (Organik)      Combined      Pro Forma    Pro Forma
                                        Jun 30, 2001 Jun 31, 2000    2001    Jul 31, 2002   Historical    Adjustments    Combined
                                        -----------  -----------  ---------  ------------  ------------  ------------  -----------
Sales                                   $ 7,999,202  $    25,119  $           $      --    $ 8,024,321   $      --     $ 8,024,321

Cost of sales                             7,118,875        2,987                     --      7,121,862          --       7,121,862
                                        -----------  -----------  ---------  ------------  ------------  ------------  -----------
     Gross Profit                           880,327       22,132                     --        902,459          --         902,459
                                        -----------  -----------  ---------  ------------  ------------  ------------  -----------

Expenses-
     General and administrative             827,158       28,489                    4,630      860,277          --         860,277
     Selling and marketing                  312,090         --                       --        312,090          --         312,090
     Research and development               136,151         --                       --        136,151          --         136,151
     Depreciation                            38,298       14,963                     --         53,261          --          53,261
                                        -----------  -----------  ---------  ------------  ------------  ------------  -----------

     Total Expenses                       1,313,697       43,452                    4,630    1,361,779          --       1,361,779
                                        -----------  -----------  ---------  ------------  ------------  ------------  -----------

     Net operating income (loss)           (433,370)     (21,320)                  (4,630)    (459,320)         --        (459,320)

Other Income (Expense)-
     Other income                             1,259       16,962                     --         18,221          --          18,221
     Interest and bank charges              (51,045)         (13)                    --        (51,058)         --         (51,058)
                                        -----------  -----------  ---------  ------------  ------------  ------------  -----------

     Total Other Income (Expense)           (49,786)      16,949                     --        (32,837)         --         (32,837)
                                        -----------  -----------  ---------  ------------  ------------  ------------  -----------

Net income (loss) before income taxes
     and extraordinary item                (483,156)      (4,371)                  (4,630)    (492,157)         --        (492,157)

Income taxes                                   --           --                       --           --            --            --
                                        -----------  -----------  ---------  ------------  ------------  ------------  -----------

Net Income (Loss) Before
     Extraordinary Item                    (483,156)      (4,371)                  (4,630)    (492,157)         --        (492,157)

Extraordinary Gain                             --           --                    341,399      341,399          --         341,399
                                        -----------  -----------  ---------  ------------  ------------  ------------  -----------


Net Income (Loss)                          (483,156)      (4,371)                 336,769     (150,758)         --        (150,758)

Preferred Stock Dividend                       --           --                    (11,500)     (11,500)         --         (11,500)
                                        -----------  -----------  ---------  ------------  ------------  ------------  -----------

Net Income (Loss) Attributable
     to Shareholders                       (483,156)      (4,371)                 325,269     (162,258)         --        (162,258)

Other Comprehensive Income (Loss)
     Foreign currency translation            (2,927)        --                       --         (2,927)         --          (2,927)
                                        -----------  -----------  ---------  ------------  ------------  ------------  -----------

Net Comprehensive Income (Loss)         $  (486,083) $    (4,371) $           $   325,269  $  (165,185)  $      --     $  (165,185)
                                        ===========  ===========  =========  ============  ============  ============  ===========

Basic Income (Loss) Per Share
     Net operating income (loss)                                                                                       $     (0.03)
     Extraordinary gain                                                                                                       0.02
     Preferred stock dividends                                                                                                --
                                                                                                                       ------------

     Income (Loss) Per Share                                                                                           $     (0.01)
                                                                                                                       ============

Weighted average shares outstanding                                                                                     19,537,455
                                                                                                                       ============

                                                                           PF-8.